THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR ANY APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT THERETO UNDER THE ACT AND APPLICABLE LAWS OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND APPLICABLE LAWS OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

Certificate No. WC-___	Warrant to Purchase 5,250,000 Shares of
Dated: November __, 2007	Common Stock (subject to adjustment)

WARRANT TO PURCHASE COMMON STOCK
of
UNITED HERITAGE CORPORATION

This certifies that, for value received, DK TRUE ENERGY DEVELOPMENT LTD., a Cyprus company, or its registered assigns (the “Holder”) is entitled, subject to the terms set forth below, to purchase from United Heritage Corporation, a Utah corporation (the “Company”), up to 5,250,000 shares of common stock, par value $0.001 per share (the “Common Stock”), as constituted on the date hereof (the “Warrant Issue Date”), upon surrender hereof, at the principal office of the Company referred to below, with the Notice of Exercise form annexed hereto duly executed, at the Exercise Price set forth in Section 2 below. The number and character of such shares of Common Stock and the Exercise Price are subject to adjustment as provided herein. The term “Warrant” as used herein shall include this Warrant and any warrants delivered in substitution or exchange therefor as provided herein. This Warrant is being issued pursuant to the Consulting Agreement by and between the Company and the Holder of even date herewith (the “Consulting Agreement”). Capitalized terms used but not defined herein have the meanings ascribed to them in the Consulting Agreement.

1. Term of Warrant. Subject to the terms and conditions set forth herein, this Warrant shall be exercisable, in whole or in part, during the term commencing on the Warrant Issue Date and ending at 5:00 p.m., Eastern Standard Time, on the five (5) year anniversary of the Warrant Issue Date (the “Term”), and shall be void thereafter.

2. Exercise Price. The exercise price at which this Warrant may be exercised shall be $1.05 per share of Common Stock (the “Exercise Price”), as such Exercise Price may be adjusted from time to time pursuant to Section 11 hereof.

3. Vesting and Exercise of Warrant.

(a) Exercisability. This Warrant is not immediately exercisable, and will only become exercisable (“Vest”) with respect to that number of shares of Common Stock (the “Warrant Shares”) as set forth below:

(i) 12.75% of the Warrant Shares shall Vest immediately upon the Company’s receipt of shareholder approval of this Warrant in accordance with Section 3(a)(v) below;

(ii) Subject to Section 3(a)(v) below, 27.25% of the Warrant Shares shall Vest upon the announcement of the Company that it is moving forward with a development program based on the results from the pilot program of the Wardlaw field referred to in Exhibit “A” of the Consulting Agreement (the “Announcement”);

(iii) Subject to Section 3(a)(v) below, 60% of the Warrant Shares shall Vest at a rate of 7.5% of such Warrant Shares for each increase of an average of 250 barrels of oil per day produced by the Company in any calendar month following the Warrant Issue Date. By way of illustration, 7.5% of the Warrant Shares represented hereby shall Vest in any calendar month following the Warrant Issue Date in which the Company produces an average of 250 barrels of oil per day during such calendar month, and an additional 7.5% of the Warrant Shares represented hereby shall Vest in any calendar month following the Warrant Issue Date in which the Company produces an average of 500 barrels of oil per day during such calendar month, and so on up to an aggregate of 60% of the Warrant Shares;

(iv) subject to Section 3(a)(v) below, all of the Warrant Shares shall Vest immediately upon a change in control of the Company at any time after the Announcement. The term “Change in Control” as used herein shall mean any of the following:

(A) any person including a group, but excluding Blackwood Ventures LLC, DK True Energy Development Ltd. and Walter G. Mize, becomes the beneficial owner of shares of the Company having more than 50% of the total number of votes that may be cast for the election of directors of the Company;

(B) the consummation of a merger, consolidation or reorganization of the Company in which the stockholders of the Company immediately prior to such merger or consolidation, would not, immediately after the merger or consolidation, beneficially own, directly or indirectly, shares representing in the aggregate more than 50% of the combined voting power of the voting securities of the corporation issuing cash or securities in the merger, consolidation or reorganization (or of its ultimate parent corporation, if any); and

(C) there is consummated an agreement for the sale or disposition by the Company of more than 50% of the Company’s interest in the Wardlaw field, either directly or indirectly, including, without limitation, a farm-out.

For purposes of this Section 3(a)(iv), the terms “person,” “group,” “beneficial owner,” and “beneficially own” have the same meanings as such terms under Section 13(d) of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

(v) Notwithstanding anything herein to the contrary, no portion of this Warrant may be exercised and no Warrant Shares may be issued hereunder unless and until the Company has obtained approval of this Warrant by the holders of at least a majority of the Company’s issued and outstanding capital stock, and effected such consent pursuant to and in accordance with applicable federal securities laws, as required by the rules and regulations of any national securities exchange or inter-dealer quotation system upon which the Company’s Common Stock is traded. The Company shall use its reasonable best efforts to obtain such effective shareholder consent as soon as commercially practicable following the Warrant Issue Date.

(vi) Notwithstanding anything herein to the contrary, in the event Walter Mize or his assigns foreclose on the Pledged Shares (as defined in that certain letter agreement, dated November 20, 2007, among Walter Mize, DK True Energy Development Limited, RTP Secure Energy Corp., Blackwood Ventures LLC and Blackwood Capital Limited), then from and after the effective date of such foreclosure, any Warrant Shares which then remain unexercised shall be forfeited and the Holder’s right to purchase such unexercised Warrant Shares under this Warrant shall cease.

(b) Cashless Exercise Only. Subject to Section 3(a) above, the purchase rights represented by this Warrant are exercisable by the Holder in whole or in part, at any time after December 31, 2007, or from time to time after December 31, 2007, during the Term, by the surrender of this Warrant and the Notice of Exercise annexed hereto duly completed and executed on behalf of the Holder, at the principal office of the Company (or such other office or agency of the Company as it may designate by notice in writing to the Holder at the address of the Holder appearing on the books of the Company), in which event the Company shall issue to the Holder a number of shares of Common Stock computed using the following formula:

X =	Y (A-B)
A

Where	X	=	The number of shares of Common Stock to be issued to the Holder

	Y	=
the number of shares of Common Stock purchasable under this Warrant or, if only a portion of this Warrant is being exercised, the portion of this Warrant being canceled (at the date of such calculation)

	A	=	the fair market value of one share of the Common Stock (at the date of such calculation)

	B	=	Exercise Price (as adjusted to the date of such calculation).

For purposes of the above calculation, fair market value of one share of Common Stock shall be determined by the Company’s Board of Directors in good faith; provided, however, that where there exists a public market for the Common Stock at the time of such exercise, the fair market value of one share of Common Stock shall be the average of the closing bid and asked prices of the Common Stock quoted in the Over-The-Counter Market Summary or the last reported sale price of the Common Stock or the closing price quoted on the Nasdaq Capital Market or on any exchange on which the Common Stock is listed, whichever is applicable, as reported by Bloomberg L.P. for the thirty (30) trading days prior to the date of the Company’s receipt of the Warrant and delivery of the properly endorsed Notice of Exercise.

(c) Issuance of Shares. This Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided above, and the person entitled to receive the Warrant Shares issuable upon such exercise shall be treated for all purposes as the holder of record of such shares as of the close of business on such date. As promptly as practicable on or after such date and in any event within ten (10) days thereafter, the Company at its expense shall issue and deliver to the person or persons entitled to receive the same a certificate or certificates for the number of Warrant Shares issuable upon such exercise. In the event that this Warrant is exercised in part, the Company at its expense will execute and deliver a new Warrant of like tenor exercisable for the remaining number of Warrant Shares for which this Warrant may then be exercised.

4. No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. In lieu of any fractional share to which the Holder would otherwise be entitled (after aggregating all shares that are being issued upon such exercise), the Company shall make a cash payment equal to the Exercise Price multiplied by such fraction.

5. Replacement of Warrant. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, on delivery of an indemnity agreement reasonably satisfactory in form and substance to the Company or, in the case of mutilation, on surrender and cancellation of this Warrant, the Company at its expense shall execute and deliver, in lieu of this Warrant, a new warrant of like tenor and amount.

6. Rights of Stockholders. Subject to Sections 9 and 11 of this Warrant, the Holder shall not be entitled to vote or receive dividends or be deemed the holder of the Warrant Shares or any other securities of the Company that may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the Holder, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of par value, or change of stock to no par value, consolidation, merger, conveyance, or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until this Warrant shall have been exercised as provided herein.

7. Transfer of Warrant.

(a) Warrant Register. The Company will maintain a register (the “Warrant Register”) containing the names and addresses of the Holder or Holders. Any Holder of this Warrant or any portion thereof may change its address as shown on the Warrant Register by written notice to the Company requesting such change. Any notice or written communication required or permitted to be given to the Holder may be delivered or given by mail to such Holder as shown on the Warrant Register and at the address shown on the Warrant Register. Until this Warrant is transferred on the Warrant Register of the Company, the Company may treat the Holder as shown on the Warrant Register as the absolute owner of this Warrant for all purposes, notwithstanding any notice to the contrary.

(b) Warrant Agent. The Company may, by written notice to the Holder, appoint an agent for the purpose of maintaining the Warrant Register referred to in Section 7(a) above, issuing the Warrant Shares or other securities then issuable upon the exercise of this Warrant, exchanging this Warrant, replacing this Warrant, or any or all of the foregoing (the “Warrant Agent”). Thereafter, any such registration, issuance, exchange or replacement, as the case may be, shall be made at the office of the Warrant Agent.

(c) Transferability and Negotiability of Warrant. This Warrant may not be transferred or assigned in whole or in part without compliance with all applicable federal and state securities laws by the transferor and the transferee (including the delivery of investment representation letters and legal opinions reasonably satisfactory to the Company, if such are requested by the Company). Subject to the provisions of this Warrant with respect to compliance with the Securities Act of 1933, as amended (the “Act”), title to this Warrant may be transferred by endorsement (by the Holder executing the Assignment Form annexed hereto) and delivery in the same manner as a negotiable instrument transferable by endorsement and delivery.

(d) Exchange of Warrant Upon a Transfer. Upon surrender of this Warrant for exchange, properly endorsed on the Assignment Form and subject to the provisions of this Warrant with respect to compliance with the Act and with the limitations on assignments and transfers contained in this Section 7, the Company at its expense shall issue to or on the order of the Holder a new warrant or warrants of like tenor, in the name of the Holder or as the Holder (on payment by the Holder of any applicable transfer taxes) may direct, for the number of shares issuable upon exercise hereof.

(e) Compliance with Securities Laws.

(i) The Holder of this Warrant, by acceptance hereof, acknowledges that this Warrant and the Warrant Shares to be issued upon exercise hereof are being acquired for investment purposes, and that the Holder will not offer, sell or otherwise dispose of this Warrant or any Warrant Shares to be issued upon exercise hereof except under circumstances that will not result in a violation of the Act or any state securities laws.

(ii) This Warrant and all Warrant Shares issued upon exercise hereof or conversion thereof shall be stamped or imprinted with a legend in substantially the following form (in addition to any legend required by state securities laws):

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT THERETO UNDER SUCH ACT AND APPLICABLE LAWS OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND APPLICABLE LAWS OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

8. Reservation of Stock. The Company covenants that during the Term, the Company will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of the Warrant Shares upon the exercise of this Warrant and, from time to time, will take all steps necessary to amend its Certificate or Articles of Incorporation (the “Certificate”) to provide sufficient reserves of Warrant Shares issuable upon exercise of this Warrant. The Company further covenants that all Warrant Shares that may be issued upon the exercise of rights represented by this Warrant and payment of the Exercise Price, all as set forth herein will be duly and validly authorized and issued, fully paid and nonassessable and free from all taxes, liens and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously therewith). The Company agrees that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for the Warrant Shares upon the exercise of this Warrant.

9. Notices.

(a) Whenever the Exercise Price or the shares purchasable hereunder shall be adjusted pursuant to Section 11 hereof, the Company shall issue a certificate signed by its Chief Financial Officer setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the Exercise Price and the shares purchasable hereunder after giving effect to such adjustment, and shall cause a copy of such certificate to be mailed (by first-class mail, postage prepaid) to the Holder of this Warrant.

(b) In case:

(i) the Company shall take a record of the holders of its Common Stock (or other stock or securities at the time receivable upon the exercise of this Warrant) for the purpose of entitling them to receive any dividend or other distribution, or any right to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right, or

(ii) of any capital reorganization of the Company, any reclassification of the capital stock of the Company, any consolidation or merger of the Company with or into another corporation or entity, or any conveyance of all or substantially all of the assets of the Company to another corporation or entity, or

(iii) of any voluntary or involuntary dissolution, liquidation or winding-up of the Company,

then, and in each such case, the Company will mail or cause to be mailed to the Holder or Holders a notice specifying, as the case may be, (A) the date on which a record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or (B) the date on which such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or such stock or securities at the time receivable upon the exercise of this Warrant) shall be entitled to exchange their shares of Common Stock (or such other stock or securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up. Such notice shall be mailed at least 20 days prior to the record date specified in (A) above or 30 days prior to the date specified in (B) above.

10. Amendments and Waivers.

(a) Except as provided in Section 10(b) below, this Warrant, or any provision hereof, may be amended, waived, discharged or terminated only by a statement in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

(b) Any term or condition of this Warrant may be amended with the written consent of the Company and the Holder. Any amendment effected in accordance with this Section 10(b) shall be binding upon the Holder and each future holder of this Warrant and the Company.

(c) No waivers of, or exceptions to, any term, condition or provision of this Warrant, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

11. Adjustments. The Exercise Price and the shares purchasable hereunder are subject to adjustment from time to time as follows:

(a) Merger, Sale of Assets, etc. If at any time while this Warrant is outstanding and unexpired there shall be (i) a reorganization (other than a combination, reclassification, exchange or subdivision of shares otherwise provided for herein), (ii) a merger or consolidation of the Company with or into another corporation in which the Company is not the surviving entity, or (iii) a sale or transfer of the Company’s properties and assets as, or substantially as, an entirety to any other corporation or other entity, then, as a part of such reorganization, merger, consolidation, sale or transfer, lawful provision shall be made so that the holder of this Warrant shall thereafter be entitled to receive upon exercise of this Warrant, during the period specified herein and upon payment of the Exercise Price then in effect, the number of shares of stock or other securities or property of the successor corporation or other entity resulting from such reorganization, merger, consolidation, merger, sale or transfer that a holder of the shares deliverable upon exercise of this Warrant would have been entitled to receive in such reorganization, consolidation, merger, sale or transfer if this Warrant had been exercised immediately before such reorganization, merger, consolidation, sale or transfer, all subject to further adjustment as provided in this Section 11. The foregoing provision of this Section 11(a) shall similarly apply to successive reorganizations, consolidations, mergers, sales and transfers and to the stock or securities of any other corporation or other entity that are at the time receivable upon the exercise of this Warrant. If the per-share consideration payable to the Holder for shares in connection with any such transaction is in a form other than cash or marketable securities, then the fair market value of such consideration shall be determined in accordance with the paragraph below. In all events, appropriate adjustment (as determined in good faith by the Company’s Board of Directors) shall be made in the application of the provisions of this Warrant with respect to the rights and interests of the Holder after the transaction, to the end that the provisions of this Warrant shall be applicable after that event, as near as reasonably may be, in relation to any shares or other property deliverable after that event upon exercise of this Warrant.

For purposes of the above calculation, fair market value of one share of Common Stock shall be determined by the Company’s Board of Directors in good faith; provided, however, that where there exists a public market for the Common Stock at the time of such exercise, the fair market value of one share of Common Stock shall be the average of the closing bid and asked prices of the Common Stock quoted in the Over-The-Counter Market Summary or the last reported sale price of the Common Stock or the closing price quoted on the Nasdaq Capital Market, on any exchange on which the Common Stock is listed, or on any automated quotation system on which the Common Stock is quoted, whichever is applicable, as published by Bloomberg LP for the five (5) trading days prior to the date of determination of fair market value.

(b) Reclassification, etc. If the Company, at any time while this Warrant remains outstanding and unexpired, by reclassification of securities or otherwise, shall change any of the securities as to which purchase rights under this Warrant exist into the same or a different number of securities of any other class or classes, this Warrant shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities that were subject to the purchase rights under this Warrant immediately prior to such reclassification or other change and the Exercise Price therefor shall be appropriately adjusted, all subject to further adjustment as provided in this Section 11.

(c) Split, Subdivision or Combination of Shares. If the Company at any time while this Warrant remains outstanding and unexpired shall split, subdivide or combine the securities as to which purchase rights under this Warrant exist, into a different number of securities of the same class, the Exercise Price for such securities shall be proportionately decreased in the case of a split or subdivision or proportionately increased in the case of a combination and the number of such securities shall be proportionately increased in the case of a split or subdivision or proportionately decreased in the case of a combination.

(d) Adjustments for Dividends in Stock or other Securities or Property. If while this Warrant remains outstanding and unexpired, the holders of the securities as to which purchase rights under this Warrant exist (including without limitation securities into which such securities may be converted) at the time shall have received, or, on or after the record date fixed for the determination of eligible stockholders, shall have become entitled to receive, without payment therefor, other or additional stock or other securities or property (other than cash) of the Company by way of dividend, then and in each case, this Warrant shall represent the right to acquire, in addition to the number of shares of the security receivable upon exercise of this Warrant, and without payment of any additional consideration therefor, the amount of such other or additional stock or other securities or property (other than cash) of the Company that such holder would hold on the date of such exercise had it been the holder of record of the security receivable upon exercise of this Warrant (or upon such conversion) on the date hereof and had thereafter, during the period from the date hereof to and including the date of such exercise, retained such shares and/or all other additional stock available by it as aforesaid during such period, giving effect to all adjustments called for during such period by the provisions of this Section 11.

(e) Calculations. All calculations under this Section 11 shall be made to the nearest four decimal points.

(f) No Impairment. The Company will not, by amendment of its charter or through reorganization, consolidation, merger, dissolution, sale of assets or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of this Warrant against impairment.

12. Registration of Warrant Shares. Subject to Rule 415(a)(1) of the Securities Act, the Company shall use its reasonable best efforts to file with the Securities and Exchange Commission (the “Commission”), within 180 days from the Warrant Issue Date, a registration statement on Form SB-2, or other applicable form, providing for the resale of 3,791,450 of the shares of Common Stock underlying this Warrant. The Company shall use its reasonable best efforts to cause the Registration Statement to be declared effective by the Commission as soon as practicable thereafter. All expenses incurred in connection with the Registration Statement, including without limitation, all registration, filing, and qualifications fees, printing expenses, and fees and disbursements of counsel for the Company, shall be borne by the Company. The Company further agrees to maintain the effectiveness of the Registration Statement until the earlier of the date on which all of the shares covered by the Registration Statement are sold or are then eligible for resale pursuant to Rule 144(k) under the Act.

The Company may postpone for up to 30 days the filing of the Registration Statement if the Company reasonably determines that the Registration Statement would have a material adverse effect on any proposal or plan by the Company to engage in any acquisition of assets (other than in the ordinary course of business) or any merger, consolidation, tender offer, reorganization or similar transaction.

13. Saturdays, Sundays and Holidays. If the last or appointed day for the taking of any action or the expiration of any right granted herein shall be a Saturday, Sunday or legal holiday, then (notwithstanding anything herein to the contrary) such action may be taken or such right may be exercised on the next succeeding day that is not a Saturday, Sunday or legal holiday.

14. Governing Law. This Warrant shall be governed by and construed in accordance with the laws of the State of Delaware applicable to agreements made and to be performed entirely within such State, without regard to the conflicts of law principles of such State.

15. Binding Effect. The terms of this Warrant shall be binding upon and inure to the benefit of the Company and the Holder and their respective successors and assigns.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, United Heritage Corporation has caused this Warrant to be executed by its officers thereunto duly authorized.

Dated: __________________________

HOLDER: DK True Energy Development Ltd.		UNITED HERITAGE CORPORATION

By:	Name: Its:	By:	Name: Title:

NOTICE OF EXERCISE

(1) The undersigned hereby elects to purchase _______ shares of Common Stock of UNITED HERITAGE CORPORATION, pursuant to the provisions of Section 3(b) of the attached Warrant, and tenders herewith payment of the purchase price for such shares in full.

(2) In exercising this Warrant, the undersigned hereby confirms and acknowledges that the shares of Common Stock to be issued upon exercise hereof are being acquired for investment purposes, and that the undersigned will not offer, sell or otherwise dispose of any such shares of Common Stock except under circumstances that will not result in a violation of the Securities Act of 1933, as amended, or any applicable state securities laws.

(3) Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below:

(Name)

(Name)

(4) Please issue a new Warrant for the unexercised portion of the attached Warrant in the name of the undersigned or in such other name as is specified below:

(Name)

_____         ____________________________________
(Date)  (Signature)

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned registered owner of this Warrant hereby sells, assigns and transfers unto the Assignee named below all of the rights of the undersigned under the within Warrant, with respect to the number of shares of Common Stock set forth below:

Name of Assignee	Address	No. of Shares

and does hereby irrevocably constitute and appoint ____________________________ Attorney to make such transfer on the books of UNITED HERITAGE CORPORATION, maintained for the purpose, with full power of substitution in the premises.

The undersigned also represents that, by assignment hereof, the Assignee acknowledges that this Warrant and the shares of stock to be issued upon exercise hereof are being acquired for investment purposes, and that the Assignee will not offer, sell or otherwise dispose of this Warrant or any shares of stock to be issued upon exercise hereof except under circumstances which will not result in a violation of the Securities Act of 1933, as amended, or any applicable state securities laws.

Dated: _________________________

Signature of Holder